STATEMENT OF ADDITIONAL INFORMATION

FIRST WESTERN FIXED INCOME FUND
Retail Shares – Ticker Symbol: FWFAX
Institutional Shares – Ticker Symbol: FWFIX

FIRST WESTERN SHORT DURATION BOND FUND
Retail Shares – Ticker Symbol: FWSAX
Institutional Shares –Ticker Symbol: FWSBX

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND
Retail Shares – Ticker symbol: FWSCX
Institutional Shares –Ticker symbol: FWSHX

Series of
FIRST WESTERN FUNDS TRUST
December 29, 2016
Amended September 25, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the First Western Funds Trust dated December 29, 2016. A free copy of the Prospectus can be obtained by writing to First Western Funds Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1- (800) 292-6775.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	32
THE INVESTMENT ADVISER	35
TRUSTEES AND OFFICERS	39
PORTFOLIO TRANSACTIONS AND BROKERAGE	45
DISTRIBUTION PLAN	47
CHOOSING A SHARE CLASS	48
POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	48
DETERMINATION OF NET ASSET VALUE	51
INVESTMENT PERFORMANCE	52
PRINCIPAL SECURITY HOLDERS	53
ADDITIONAL TAX INFORMATION	54
PROXY VOTING POLICIES AND PROCEDURES	57
CUSTODIAN	57
FUND SERVICES	57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
LEGAL COUNSEL	59
DISTRIBUTOR	59
FINANCIAL STATEMENTS	60
APPENDIX A – DESCRIPTION OF CREDIT RATINGS	61
APPENDIX B PROXY VOTING POLICY	66

DESCRIPTION OF THE TRUST AND THE FUNDS

The First Western Funds Trust (the “Trust”) is an open-end management investment company which offers three diversified investment portfolios, First Western Fixed Income Fund (the “Fixed Income Fund”), First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and First Western Short Duration High Yield Credit Fund (the “High Yield Credit Fund”). Throughout this SAI the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Credit Fund are referred to individually as a “Fund,” collectively, the “Funds.” The investment adviser to the Funds is First Western Capital Management Company (the “Adviser”).

The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on April 2, 2012 (the “Trust Agreement”). The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund has registered two classes of shares, which are referred to as “Retail shares” and “Institutional shares.” Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different minimum and subsequent investment requirements and expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). As of the date of this SAI, Retail shares are not being offered for sale.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f‑2 under the Investment Company Act of 1940 (the “1940 Act”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f‑2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of a Fund and the Funds’ transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase, exchange and redemption of shares of the Funds, see “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the U.S. Government, others, such as the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

In August 2011, Standard & Poor’s Ratings Group (“Standard & Poor’s”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the U.S. Government’s debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Zero Coupon Bonds and Treasury STRIPS — U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Municipal Bonds — Each Fund may invest in municipal bonds which represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Mortgage-Related Securities —Mortgage-related securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. In addition, in the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. Each of the Fixed Income Fund and the Short Duration Bond Fund will invest at least 25% of its total assets in mortgage-backed securities.

Mortgage Pass-Through Securities — Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac). The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Freddie Mac, a government-sponsored corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. Although the U.S. Treasury and other government entities provided significant support to Fannie Mae and Freddie Mac, there is no guarantee they will do so again. A Federal Housing Finance Agency stress test suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit enhancements arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a Fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the Fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Funds may also invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

 Collateralized Mortgage Obligations — Each Fund may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Fund’s share price. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of a Fund.

Asset-Backed Securities — In addition to CMOs, a Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset‑backed securities. The Funds may invest in other asset‑backed securities, including those that may be developed in the future.

Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Funds may invest in corporate debt securities of foreign issuers that are denominated in foreign currency. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, but generally do not allow a Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Lower Rated Debt Securities — Lower-rated debt securities (commonly called “junk” bonds) are rated less than “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Adviser. Securities rated in any category below Baa by Moody’s Investors Service, Inc (“Moody’s”) or BBB by Standard & Poor’s or Fitch Ratings are generally considered to be “junk” bonds. Lower-rated debt securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities. Each of the Fixed Income Fund and the Short Duration Bond Fund may invest, at the time of purchase, up to 20% of its net assets in lower rated debt securities and will promptly sell these securities as necessary in order to limit its aggregate investments in such securities to 20% of net assets. This may cause the Fund to suffer a loss. Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets in non-investment grade securities.

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Adviser considers to be of comparable quality. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s, Standard & Poor’s and Fitch Ratings.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Fitch’s highest rating for commercial paper is F1 which indicates the strongest capacity for repayment of financial commitments. Fitch’s short-term ratings provide an opinion on the vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Bank Debt Instruments — Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will be subject to each Fund’s policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Negative Interest Rates — Certain European countries and Japan have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

When-Issued Securities — The Funds may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. Each Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, a Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging — Each Fund may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid. Money borrowed by a Fund will be subject to interest and other costs.

Each Fund has established an uncommitted senior secured line of credit with its custodian that permits the Fund to borrow up to 5% of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided, however, that a Fund will not purchase any additional investments while such borrowings are outstanding. Borrowing involves the creation of a liability that requires a Fund to pay interest. As of August 31, 2016, the Funds had no outstanding borrowings.

Equity Securities - Equity securities generally take on the form of common stocks or preferred stocks as well as securities convertible into common stock. Equity securities represent a proportionate share of the ownership of a company and their value is based on the success of the company as well as general market conditions. Equity securities may also include warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. The High Yield Credit Fund may invest up to 20% of its net assets in equity securities when the Adviser believes their risk/reward characteristics are more favorable than those of fixed income securities. Equity securities are subject to inherent market risks and fluctuations. Equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Equity securities tend to move in cycles and may experience periods of turbulence and instability.

Preferred Stock — Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks in which the Fixed Income Fund and the Short Duration Bond Fund invests will be rated investment grade by Standard & Poor’s, Moody’s and Fitch, or, if unrated, of comparable quality in the opinion of the Adviser. The High Yield Credit Fund may invest in below investment grade preferred stocks.

Convertible Securities — Each Fund may invest convertible securities, which may include bonds and preferred stocks. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Repurchase Agreements — Each Fund may invest in repurchase agreements fully collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

Short Sales — Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a profit if the security declines in price between those dates.

In connection with its short sales, a Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to the current market value of the securities sold short, less any collateral deposited with its broker (not including the proceeds from the short sales). Each Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit a Fund’s potential loss on a short sale, which is unlimited.

A Fund may also sell a security short “against the box,” which means that the Fund sells short a security that it owns, or has the right to obtain an identical security (or one equivalent in kind or amount) without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

Credit Default Swaps — Each Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. Each Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund with a third party to cover the Fund’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying each Fund’s investment policies and restrictions swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Illiquid Securities — Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities). A Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 will be considered liquid by the Board of Trustees or its delegate upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to make markets, i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund‘s ability to sell such securities. Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by a Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to ensure its liquidity.

Investment Company Shares — Each Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. Each Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund ("service fee"); or the investment advisor waives its management fee in an amount necessary to offset any sales charge or service fee. Each Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), each Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock (the "3% Limitation"). To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to a Fund’s direct fees and expenses.

 Exchange-Traded Funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices or bond prices, or that the prices of stocks or bonds within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the net asset value of a Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by Securities and Exchange Commission (“SEC”) rules on the amount of the ETF shares that a Fund may acquire.

Real Estate Investment Trusts (“REITs”) — The Funds may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. An investment in a REIT involves the payment of a portion of the REIT’s management fee and other operating expenses by a Fund.

Foreign Securities — Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. If implemented, Brexit would likely create additional economic stress for the United Kingdom and cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU, thereby exacerbating political instability in the region.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Emerging Market Debt — Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Funds.

The ability of an emerging country governmental issuer to make timely payments on its obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and adversely affect its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Economic and Market Events Risk and Geopolitical Risk — Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; Standard & Poor’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Political turmoil within the United States and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a Fund’s performance.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. At such times, a Fund’s exposure to the risks described elsewhere in this SAI and in the Funds’ Prospectus can increase and it may be difficult for a Fund to implement its investment program for a period of time.

Option and Futures Transactions — Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures contracts and options on such futures contracts currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Trust, on behalf of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, neither the Funds nor the Adviser are subject to regulation or registration as a commodity pool operator under the CEA. On an annual basis, the Funds are required to affirm their eligibility to continue to claim the exclusion. If a Fund’s use of certain derivatives would prevent it from claiming the exclusion, then the Adviser would be required to register as a commodity pool operator with respect to the Fund, and the Fund and Adviser would be subject regulation under the CEA.

Legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact a Fund’s use of such instruments to the extent such instruments are used by a Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions or increase the costs of derivatives transactions (for example, by increasing margin or capital requirements), and a Fund’s ability to pursue its investment strategy could be adversely affected.

The Funds may engage in option transactions. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

The writing of options involves certain risks. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by a Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Options. The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolios of investments. While utilization of options and similar instruments may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, a Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield. The Funds may purchase and write both OTC and exchange traded options.

Futures Contracts and Options on Futures Contracts. The Funds may engage in derivative transactions involving futures contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a FCM when the futures contract is entered into. A Fund that takes the position of a writer of a futures option is also required to deposit and maintain initial and variation margin with respect to the option. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction (including a futures option transaction) will not be considered to constitute the issuance, by a Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Risks of Futures Contracts and Options on Futures Contracts. The use of derivative instruments such as futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a futures contract at the wrong time or incorrectly identifies market conditions, or if the futures contract does not perform as expected, these strategies may significantly reduce a Fund’s return. Futures contracts may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. In addition, the cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. When writing an option on a futures contract, the Fund will be required to deposit “initial margin” with a futures broker, known as a FCM, when the contract is entered into. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, the Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Loans, Loan Assignments, and Loan Participations (High Yield Credit Fund Only)

Loan interests are a form of direct debt instrument in which the High Yield Credit Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The High Yield Credit Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed within this SAI.

Loans may be considered floating rate securities which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term tax-exempt rates or some other objective measure.

Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests. In addition, a loan agreement may contain restrictive covenants and these covenants may place restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the High Yield Credit Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Loans may be repaid early so the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the High Yield Credit Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the High Yield Credit Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the High Yield Credit Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Loans purchased by the High Yield Credit Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The High Yield Credit Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the High Yield Credit Fund. Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

The High Yield Credit Fund may invest in bridge loans or bridge facilities. These represent short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured.

Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

The High Yield Credit Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Adviser will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Adviser’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.

Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the High Yield Credit Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the High Yield Credit Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The High Yield Credit Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which the High Yield Credit Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. Some loans are unsecured. If the borrower defaults on an unsecured loan, the High Yield Credit Fund will be a general creditor and will not have rights to any specific assets of the borrower.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the High Yield Credit Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the High Yield Credit Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loan Assignments. When the High Yield Credit Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Loan Participations. The High Yield Credit Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the High Yield Credit Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the High Yield Credit Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the High Yield Credit Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

In buying a participation interest, the High Yield Credit Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The High Yield Credit Fund will acquire a participation interest only if the Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan participation interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Adviser.

The High Yield Credit Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Current legal interpretations by the SEC staff require the Fund to treat both the lending bank and the borrower as the “issuers” of a loan participation by the Fund. In combination, the High Yield Credit Fund’s policies and the SEC staff’s interpretations limit the amount the Fund can invest in loan participations. For example, in the case of a loan participation where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the High Yield Credit Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the High Yield Credit Fund’s ability to invest in indebtedness related to a single financial intermediary, or group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Portfolio Turnover — The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to Fund shareholders. Listed below are the Funds portfolio turnover rates during the past three fiscal periods:

	8-31-16	8-31-15	8-31-14
Fixed Income Fund	38%	129%	421%
Short Duration Bond Fund	45%	63%	61%
High Yield Credit Fund	103%*	N/A	N/A

*	Not Annualized

The lower portfolio turnover rate for the Fixed Income Fund during the fiscal year ended August 31, 2016 was due to less shareholder activity and fewer investment opportunities identified by the Adviser.

Temporary Defensive Positions — From time to time, each Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of such Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Fixed Income Fund and Short Duration Bond Fund:

1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions.

2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. Each Fund will not underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. Each Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

High Yield Credit Fund:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. The Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other forms of direct debt securities, such as loans and loan participations.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policies set forth in paragraph(s) 1 above. With respect to the fundamental investment limitation regarding Concentration, the Funds will rely on Standard Industrial Classification Codes for determining a security’s industry type.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental (All Funds). The following limitations have been adopted by the Trust with respect to each Fund and are “non-fundamental,” i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitations (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3. Illiquid Investments. Each Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Funds’ investment adviser is First Western Capital Management Company, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067. The Adviser is a wholly-owned subsidiary of First Western Financial, Inc., a privately held financial services company.

Under the terms of the Investment Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board of Trustees. The Fixed Income Fund pays the Adviser a monthly fee computed at the annual rate of 0.50% of its average daily net assets; the Short Duration Bond Fund pays the Adviser a monthly fee computed at the annual rate of 0.35% of its average daily net assets; and the High Yield Credit Fund pays the Adviser a monthly fee computed at the annual rate of 0.75% of its average daily net assets.

The Adviser has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the average daily net assets attributable to Institutional Shares for each of the Fixed Income Fund and the Short Duration Bond Fund; 0.85% of the average daily net assets attributable to Retail Shares for each of the Fixed Income Fund and the Short Duration Bond Fund; and 0.95% of the average daily net assets attributable to Institutional Shares of the High Yield Credit Fund and 1.20% of the average daily net assets attributable to Retail Shares of the High Yield Credit Fund. Any such fee reductions by the Adviser or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations. This contractual agreement is currently in effect until January 1, 2018 for the Fixed Income Fund and the Short Duration Bond Fund and until January 1, 2019 for the High Yield Credit Fund.

Listed below are the advisory fees accrued and paid by the Funds during the past 3 fiscal periods:

Fixed Income Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2016	$336,549	$223,236	$113,313
August 31, 2015	$336,393	$216,907	$119,486
August 31, 2014	$313,319	$217,440	$ 95,879

Short Duration Bond Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2016	$349,515	$109,933	$239,582
August 31, 2015	$240,520	$105,732	$134,788
August 31, 2014	$149,357	$124,921	$ 24,436

High Yield Credit Fund
Fiscal Period Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2016	$259,208	$99,291	$159,917

As of August 31, 2016, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $657,583 from the Fixed Income Fund, $340,586 from the Short Duration Bond Fund and $99,291 from the High Yield Credit Fund. These amounts may be recovered no later than the dates indicated below:

	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
August 31, 2017	$217,440	$124,921	---
August 31, 2018	$216,907	$105,732	---
August 31, 2019	$223,236	$109,933	$99,291
Total	$657,583	$340,586	$99,291

Each Investment Advisory Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Investment Advisory Agreements are terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the respective Fund, or by the Adviser. Each Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in 1940 Act and the rules thereunder.

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believe that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of such services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Managers

Barry P. Julien CFA® serves as the Fixed Income Fund’s Portfolio Manager, and is solely responsible for the day-to-day management of the Fund. Barry Julien and Ashish Shah serve as the Short Duration Bond Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Barry Julien, Ashish Shah and Henry Chu serve as the High Yield Credit Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers are responsible for the management of other accounts, as indicated in the following table.

Other Accounts Managed (as of August 31, 2016)

Fixed Income Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 2 130	$182 million $21 million $481 million	0 0 0	$0 $0 $0
Short Duration Bond Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 2 130	$109 million $21 million $481 million	0 0 0	$0 $0 $0
Ashish Shah	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 4 36	$43 million $118 million $149 million	0 2 0	$0 $19 million $0

High Yield Credit Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 2 130	$207 million $21 million $481 million	0 0 0	$0 $0 $0
Ashish Shah	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 4 36	$140 million $118 million $149 million	0 2 0	$0 $19 million $0
Henry Chu	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 4 36	$0 $118 million $149 million	0 2 0	$0 $19 million $0

Potential Conflicts of Interest

The investment strategies of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Adviser. In addition, Mr. Julien participates in an executive bonus pool. The executive bonus pool is based upon a revenue share and the participants are the senior portfolio managers of the Adviser.

Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Funds beneficially owned by the Portfolio Managers in their managed Funds as of August 31, 2016:

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Barry P. Julien, CFA®	Fixed Income Fund Short Duration Bond Fund High Yield Credit Fund	$1-$10,000 $1-$10,000 None
Ashish Shah	Short Duration Bond Fund High Yield Credit Fund	$10,001-$50,0000 None
Henry Chu	High Yield Credit Fund	$10,001 - $50,000

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently three Trustees, two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”). The Independent Trustees are compensated by the Trust for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	President and Trustee	Chief Investment Officer of First Western Trust Bank since July 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	3
Independent Trustees:
Debra Lee McGinty-Poteet c/o 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Director of Mutual Fund and Sub Advisory Services for Brandes Investment Partners from 1999 to 2012; Chairman, President and Interested Trustee of Brandes Investment Trust from 2000-2012; and Trustee of Brandes Investment Funds Ltd from 2002-2012. Member of the Board of Trustees of the Weiss Alternative Balanced Risk Fund, a registered management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz c/o 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since October 2016	Trustee	Principal of Walrus Partners, LLC, a registered investment adviser since November 2013; Senior Vice President and Chief Investment Officer of Fifth Third Bank from 2003-2012. Currently serves on the Board or Committee for a number of non-profit organizations.	3

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer
Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Chief Compliance Officer, Cross Shore Discovery Fund (June 2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (November 2016 to present); Assistant Chief Compliance Officer, Ultimus Managers Trust (January 2016 to present); Assistant Chief Compliance Officer, Unified Series Trust (January 2016 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Mutual Fund and Variable Insurance Trust (formerly, The Huntington Funds) (July 2013 to April 2016); Anti-Money Laundering Officer and Chief Compliance Officer, Strategy Shares (formerly, Huntington Strategy Shares) (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013)

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

*	Debbie Silversmith is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act due to her affiliations with the Adviser.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2015.

Name of Trustee	Dollar Range of Fixed Income Fund Shares Owned by Trustee	Dollar Range of Short Duration Bond Fund Shares Owned by Trustee	Dollar Range of High Yield Credit Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Debbie Silversmith	None	None	None	None
Independent Trustees:
Debra L. McGinty-Poteet	None	None	None	None
E. Keith Wirtz*	None	None	None	None

* Appointed to the Board on October 18, 2016.

Trustee Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter receives any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual fee of $15,000 payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2016, each Independent Trustee received from the Trust an annual fee of $10,000. The fee is split equally among the Funds. The following table shows the amount of compensation paid to each Trustee with respect to the fiscal year ended August 31, 2016:

Trustee	Aggregate Compensation Paid for Service by each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
Debbie Silversmith	None	None	None	None
Independent Trustees:
Gregory J. Ellena*	$3,750	None	None	$11,250
Scott A. MacKillop**	$3,750	None	None	$11,250
Debra L. McGinty-Poteet	$3,750	None	None	$11,250
E. Keith Wirtz***	None	None	None	None

*	Resigned from the Board on October 19, 2016.
**	Resigned from the Board on April 26, 2016.
***	Appointed to the Board on October 18, 2016

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership. The Board of Trustees is led by its President, Debbie Silversmith. Ms. Silversmith is an “interested person” of the Trust because she is an employee and officer of First Western Trust Bank, an affiliated company of the Adviser. Ms. Silversmith, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Trust’s service providers.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (3 Trustees), the size of the fund complex (3 Funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust. The Board of Trustees believes its leadership structure provides the Independent Trustees with adequate influence over the governance of the Board and the Funds. In addition, the Interested Trustee who serves as an officer of the Trust and an affiliated company of the Adviser provides the Board with additional insight into the day-to-day management of the Trust’s affairs, including risk management.

Board Committees. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Ms. McGinty-Poteet and Mr. Wirtz are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met two times during the fiscal year ended August 31, 2016.

Qualifications of the Trustees. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such. In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

• Debbie B. Silversmith currently serves as the Chief Investment Officer of First Western Trust Bank where she is responsible for developing First Western’s overall investment strategies, leading the Investment Policy Committee and directing the firm’s partnerships with outside investment managers. She joined First Western through the merger of Sterling Partners in March 2005 and was a founding partner of Sterling, responsible for research and portfolio management. Prior to founding Sterling Partners, she was the director of research and securities analyst at both Hanifen Imhoff, Inc. and Boettcher & Company and also was a Vice President of Research in the Risk Arbitrage department of Solomon Brothers. Ms. Silversmith has over 30 years of experience in securities analysis and portfolio management. She holds a B.A. degree in Economics from Cornell University, an M.B.A degree from The Wharton School, University of Pennsylvania and earned the Chartered Financial Analyst (CFA) designation. The Board has concluded that Ms. Silversmith is suitable to serve as a Trustee because of her professional investment management experience, positions of leadership, her academic background and professional designations.

• Debra Lee McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Fund, where she was responsible for the development and launch of new mutual funds and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was the Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. Ms. McGinty-Poteet served as Chairman, President and interested trustee of Brandes Investment Trust from 2000-2012; and trustee of Brandes Investment Funds Ltd from 2002-2012. She currently serves as a member of the Board of Trustees of Weiss Alternative Balanced Risk Fund, a registered management investment company. In addition, she serves as a volunteer to a number of non-profit organizations, including the ASPIRE Center, a treatment program for veterans, Vista Hill Foundation, a drug addiction and mental health treatment facility and Corazon de Vida, a supporter of Mexican orphanages. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

• E. Keith Wirtz has held executive positions in the investment management industry for over 30 years. From 1981 until 1999, he worked at Bank of America and several of its subsidiaries, holding the position of Senior Vice President and Chief Investment Officer of Bank of America from 1991 until 1997 and Chief Investment Officer of its TradeStreet Investment Associates subsidiary from 1997 until 1999. He also served as Chief Investment Officer of Investment Advisors, Inc. a subsidiary of Lloyds-TSB London. Mr. Wirtz was a founder, principal and Chief Investment Officer of Paladin Investment Associates, LLC from 2000 until its sale to Fifth Third Bank in 2003. He was Senior Vice President and Chief Investment Officer of Fifth Third Bank and also served as President and Chief Investment Officer of its subsidiary, Fifth Third Asset Management and President and a Trustee of the Fifth Third Funds, a registered management investment company, from 2003 until 2012. Mr. Wirtz is a principal of Walrus Partners, LLC, a registered investment adviser, responsible for business and strategy and acting as Lead Portfolio Manager for the firm’s Dividend Growth Strategy. He holds a B.S. degree in Finance from The Carey School of Business at Arizona State University, an M.S. in Investment Management and Financial Analysis from the Heider College of Business at Creighton University and earned the CFA designation. Mr. Wirtz has been an active member of numerous social profit organizations. He currently serves on the Investment Committee for the Arizona State University Foundation, University of Cincinnati Health Systems and the Medical Center Fund of Cincinnati. He is involved with the student investment management program at the Arizona State University Carey School of Business and the executive mentor program at Xavier University. The Board has concluded that Mr. Wirtz is suitable to serve as a Trustee because of his professional investment experience, positions of leadership, his academic background and his service on other boards.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC. These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight. An integral part of the Board’s overall responsibility to the Trust is the oversight of the risk management of the Trust’s investment programs and business affairs. Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, liquidity risk, interest risk, cybersecurity risk and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and the regular responsibilities of officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including each Fund’s investment performance, as well as reports regarding the valuation of a Fund’s securities and other operational and compliance matters. In addition, in its annual review of each Fund’s Investment Advisory Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational risks through breaches in cybersecurity. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund or the Adviser to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity breaches of the Funds’ third party service providers (including the transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. As with other operational risks, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third party service providers.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of the Funds’ portfolio transactions. Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Trust’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

No brokerage commissions were paid by the Funds during the fiscal periods ended August 31, 2016, 2015 and 2014. All transactions were conducted on a principal basis.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing its other advisory accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to a Fund. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the provision of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Investment Advisory Agreements.

While each Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as a Fund’s dealer in connection with over-the-counter transactions. However, an affiliate may serve as a Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

Each Fund will not enter into any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliate, it is the policy of each Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to a Fund.

The Investment Advisory Agreements do not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Funds. While the Funds contemplate no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

As of August 31, 2016, the Fixed Income Fund and the Short Duration Fund held debt securities issued by the parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act.

Regular Broker-Dealer	Fixed Income Fund	Short Duration Fund
Bank of America Securities, LLC	$2,622,972	$3,625,386
Citigroup Global Markets, Inc.	$90,407	$2,987,325
Credit Suisse Securities USA	$692,650	$6,903,128
Goldman Sachs & Co.	$847,681	$2,273,924
J.P. Morgan Securities LLC	$4,047,973	$3,533,453
Morgan Stanley & Co., LLC	$743,845	$358,048
Wells Fargo Securities	$1,641,488	$2,934,684
Jefferies & Co., Inc.	-----	$74,271

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Codes of Ethics from the EDGAR database on the SEC website.

DISTRIBUTION PLAN

Retail Shares. Each Fund has adopted a plan of distribution with respect to its Retail shares (the “Retail Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its Retail shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Distributor. The Retail Plan allows a Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Retail shares. The Retail Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of a Fund allocable to its Retail shares. Unreimbursed expenses will not be carried over from year to year. The Retail Plan has not been activated as of the date of this SAI.

Agreements implementing the Retail Plan, including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of a Fund’s shares, are in writing and all payments made pursuant to the Retail Plan are made in accordance with written agreements.

The continuance of the Retail Plan must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Retail Plan at a meeting called for the purpose of voting on such continuance. The Retail Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail shares of the Fund. In the event the Retail Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Retail Plan may not be amended to increase materially the amount to be spent under the Retail Plan without shareholder approval. All material amendments to the Retail Plan must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

In approving the Retail Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Retail Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Retail Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Retail Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Retail Plan is in effect, all amounts spent by a Fund pursuant to the Retail Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of her affiliation with the Adviser, Debbie Silversmith may be deemed to have a financial interest in the operation of the Retail Plan.

CHOOSING A SHARE CLASS

Each Fund has established a Retail and Institutional class of shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances. As of the date of this SAI, Retail shares are not available for purchase.

Retail shares are sold through certain financial intermediaries and may have higher expenses than Institutional shares, since they are subject to a distribution fee of 0.25% of net assets. Institutional shares are not subject to distribution fees but have a higher minimum investment requirement than Retail Shares. For more information, see the Funds’ Prospectus.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by a Fund’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Trust’s CCO. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Standard & Poor’s indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and Standard & Poor’s employees must certify annually that they have followed this code of business conduct.
None

•	The CCO has concluded that providing information relating to Portfolio Securities to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel (Sullivan & Worcester LLP)	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters (FGS, Inc. and FilePoint EDGAR Services, LLC)	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer receives portfolio on or about time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Funds’ entire portfolio	Contractual and Ethical

The Board of Trustees has determined that each Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between a Fund and the party do not exist.

•
The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports) may be disclosed. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely a Fund or any shareholder of a Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Funds’ policy, and the rationale supporting such approval.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of each Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Fixed income securities are valued at their market value when reliable market quotations are readily available. The Funds typically use a pricing service to determine the market value of their fixed income securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

INVESTMENT PERFORMANCE

Each Fund may periodically advertise “average annual total returns.” Average annual total returns, as defined by the SEC, are computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

Where:	P =	a hypothetical $1,000 initial investment
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

Each Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Each Fund may also advertise performance information (a “non-standardized quotation”) which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by a Fund’s average annual total return as described above. For example, the cumulative total return of the Fixed Income Fund for the period since inception (November 1, 2012) to August 31, 2016 is 12.89%; the cumulative total return of the Short Duration Bond Fund for the period since inception (April 26, 2013) to August 31, 2016 is 7.05%; and the cumulative total return of the High Yield Credit Fund for the period since inception (October 1, 2015) to August 31, 2016 is 5.40%.

Each Fund’s investment performance will vary depending upon market conditions, the composition of the Fund’s portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non‑standardized investment performance should be considered when comparing a Fund’s performance to those of other investment companies or investment vehicles. The risks associated with a Fund’s investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of a Fund or considered to be representative of the fixed income market in general. These may include the Consumer Price Index or indices provided by Bloomberg Barclays, BOA Merrill Lynch or Russell Investments.

In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron’s and Fortune also may be used.

PRINCIPAL SECURITY HOLDERS

As of December 2, 2016, the following persons owned of record 5% or more of the outstanding shares of the Funds.

Investor Name and Address	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
MITRA & Co. FBO 89 c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, Wisconsin 54304	57.15%*	52.49%*	49.79%*
MARIL & Co. FBO 89 c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, Wisconsin 54304	36.03%*	23.92%	34.67%*
NFS LLC For Benefit of a Customer Account 2566 Overland Avenue, Ste. 700 Los Angeles, California 90064		9.27%
Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105		5.78%

*	May be deemed to control the Fund by virtue of the fact that it owns more than 25% of each Fund’s outstanding shares.

As of December 2, 2016, the Trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of each Fund.

ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, a Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if a Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that a Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) provides a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of August 31, 2016, the Short Duration Bond Fund had capital loss carryforwards for federal income tax purposes of $206,950, of which $142,518 is short-term and $64,432 is long-term. These capital losses may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gains distributions.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by a Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2016, individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers filing jointly, $233,475 for married taxpayers filing separately and $441,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in a Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by a Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time a Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

 To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust’s policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Funds’ portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1- (800) 292-6775, or on the SEC’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Funds’ investments. The custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	files each Fund’s federal income and excise tax returns and its state and local tax returns;

--	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for each Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For the performance of administrative and transfer agent services, each Fund pays Ultimus a monthly fee based upon the average value of its daily net assets, subject to a monthly minimum fee for transfer agent services. For the performance of fund accounting services, each Fund pays a monthly fee. Certain discounts apply during the first two years of operations and if a Fund has less than 100 shareholders.

Ultimus received the following fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent during the past three fiscal periods:

	August 31, 2016			August 31, 2015		August 31, 2014
	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund	Fixed Income Fund	Short Duration Bond Fund	Fixed Income Fund	Short Duration Bond Fund
Administration	$67,425	$100,162	$36,011	$67,290	$68,812	$62,690	$42,741
Fund Accounting	$36,748	$40,015	$25,475	$36,225	$34,887	$32,775	$29,275
Transfer Agent	$14,000	$14,250	$13,500	$15,000	$12,000	$15,000	$12,000

The Service Agreements, unless otherwise terminated as provided therein, are renewed annually. The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Chief Compliance Officer. Under the terms of a Compliance Consulting Agreement with the Trust Ultimus provides an individual with the requisite background and familiarity with federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. Each Fund pays Ultimus $20,000 annually for the services the CCO provides to the respective Fund. Prior to April 11, 2016, the CCO was an employee of the Adviser and the Trust reimbursed the Adviser $12,000 annually for administering the Trust’s compliance policies and procedures. During the fiscal years ended August 31, 2016, 2015 and 2014, the Trust paid compliance service fees of $27,334, $12,000 and $12,000, respectively.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Funds for the fiscal year ending August 31, 2017.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two year term and provides that, unless sooner terminated, it will continue in effect thereafter so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of a Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  The financial statements of the Funds for the fiscal year ended August 31, 2016 together with the report of an independent registered public accounting firm thereon, are incorporated herein by reference to the annual report of the Trust dated August 31, 2016.

 APPENDIX A – DESCRIPTION OF CREDIT RATINGS

The various ratings used by Moody’s, S&P Global Ratings and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of a security in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of S&P, Moody’s and Fitch for debt securities are as follows:

S&P Global Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings

AAA – Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Default is a real possibility.

CC – Very High Levels of Credit Risk. Default of some kind appears probable.

C – Exceptionally High Levels of Credit Risk. Default is inevitable or the issuer is in standstill. .

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

THE FIRST WESTERN FUNDS TRUST

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Trustees of The First Western Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser (the “Adviser”), which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision. When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 292-6775, and will be made available on the Commission’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

 Proxy Voting

 Policy

First Western Capital Management Company, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

 Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

 Responsibility

The portfolio manager along with the senior operations administrator, have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

 Procedure

FWCM has adopted the following procedures and controls in regards to proxy voting:

 Voting Procedures

The senior operations administrator is responsible for overseeing the proxy voting process and ensuring that all proxies are voted in a timely manner.

FWCM will maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the senior operations administrator who will obtain proxy voting information from client agreements.

The senior operations administrator will determine which client accounts hold the security to which the proxy relates.

Absent specific client instructions, it is FWCM’s’s general policy to vote in accordance with management. In any instance where a proxy vote deviates from the recommendation of management, FWCM generally considers factors such as: shareholders’ proposals; cost effects of such proposals; effect on employees; and executive and director compensation. In any instance where FWCM votes a proxy differently from the recommendation of management the senior operations administrator is required to prepare and maintain a written explanation of the reason for the deviation, as well as a representation that FWCM and its staff are not conflicted in making the chosen voting decision.

FWCM will not neglect its proxy voting responsibilities, but FWCM may abstain from voting if it deems that abstaining is in the best interests of clients. For example, FWCM may be unable to vote securities that have been lent by the custodian, voting on international securities where personal appearance is required and not having sufficient information to vote the proxy. The senior operations administrator will prepare and maintain documentation describing the rationale for any instance in which FWCM does not vote a client’s proxy.

FWCM uses ProxyEdge, a web-based proxy ballot delivery and recordkeeping service offered by Broadridge (Formerly ADP). The senior operations administrator will log into the site as needed to vote all proxies in accordance to the instructions provided by the portfolio manager.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures will be promptly reported to the CCO.

Class Actions

At no time and under no circumstances is FWCM responsible for legal proceedings, class action suits or other events pertaining to account assets. The client maintains exclusive sole responsibility for all legal proceedings, class action suits or such other events.

Disclosure

FWCM will provide required disclosures in Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information on how FWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the senior operations administrator.

In response to any request the senior operations administrator will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how FWCM voted the client’s proxy with respect to each proposal about which client inquired.

Recordkeeping

The senior operations administrator shall retain the following proxy records in accordance with the firm’s retention requirements.

•	These policies and procedures and any amendments.
•	Each proxy statement that FWCM receives.
•	A record of each vote that FWCM casts.
•	A copy of each written request from a client for information on how FWCM votes such client’s proxies, and a copy of any written response.

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